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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  March 25, 1996
               Date of earliest event reported:  March 20, 1996

                               ATLAS CORPORATION
            (Exact name of registrant as specified in its charter)


          DELAWARE               1-2714           13-5503312
          (State of              (Commission      (IRS Employer
          Incorporation)         File Number)     Identification No.)


                      370 SEVENTEENTH STREET, SUITE 3150
                            DENVER, COLORADO 80202
                   (Address of principal executive offices)


                                (303) 825-1200
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     The news release dated March 20, 1996, a copy of which is attached as
   Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATLAS CORPORATION

Date:  March 25, 1996              By:  /s/ JEROME C. CAIN
                                        ------------------
                                        Jerome C. Cain
                                        Vice President of Finance and Secretary




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                                 EXHIBIT INDEX


Exhibit No.  Description                           Page No.
-----------  -----------                           --------

1.           News Release dated March 20, 1996         5



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